UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                           SCHEDULE 14A INFORMATION

         Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant  [x]
Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[x] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to SS240.14a-12


                        EPOCH HOLDING CORPORATION
________________________________________________________________________
             (Name of Registrant as Specified in its Charter)


________________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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                         EPOCH HOLDING CORPORATION
                        640 FIFTH AVENUE, 18TH FLOOR
                             NEW YORK, NY 10019
                                212-303-7200


October 28, 2005



Dear Stockholders:

     On behalf of the Board of Directors and Management of Epoch Holding Corporation (the "Company"), I cordially invite you to attend our Annual Meeting of Stockholders to be held on November 15, 2005, at 9:00 a.m. local time, at The Yale Club of New York City, located at 50 Vanderbilt Avenue, New York, NY 10017.

     The matters to be acted upon at the meeting are fully described in the attached Notice of Annual Meeting of Stockholders and Proxy Statement. In addition, our directors and executive officers will be present to respond to any questions that you may have. Your Board of Directors recommends a vote "FOR" the proposal listed as item 1 in the Notice and described in the enclosed Proxy Statement.

     Included with the accompanying Proxy Statement is a copy of our Annual Report on Form 10-K for fiscal year 2005. We encourage you to read the Form 10-K. It includes information on our operations as well as our audited financial statements.

     You may vote your shares by using a toll-free telephone number or via the Internet. Instructions for using these convenient services are enclosed. Please complete, date, sign and mail the enclosed proxy card in the return envelope provided, use the toll-free telephone number, or vote via the Internet promptly, regardless of whether you plan to attend the Annual Meeting, so that your vote may be recorded. If you attend the Annual Meeting, and I hope you will, you may vote your shares in person even if you have previously mailed in a proxy card.

     We look forward to seeing you at the meeting.

                                   Sincerely,

                                   /s/ Allan R. Tessler

                                   Allan R. Tessler
                                   Chairman


                         EPOCH HOLDING CORPORATION
                        640 FIFTH AVENUE, 18TH FLOOR
                             NEW YORK, NY 10019

                          Telephone:  212-303-7200

                  NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                       To Be Held November 15, 2005

To the Stockholders of Epoch Holding Corporation:

NOTICE IS HEREBY GIVEN that the 2005 Annual Meeting of Stockholders of Epoch Holding Corporation, a Delaware corporation ("we", "us", or the "Company"), will be held at The Yale Club of New York City located at 50 Vanderbilt Avenue, New York, NY 10017 on November 15, 2005 at 9:00 a.m. local time, for the purpose of considering and acting upon:

     (1) the election of six directors to serve as the Board of Directors until the next Annual Meeting of Stockholders and until their respective successors are duly elected and qualified (the "Director Proposal");

     (2) to transact such other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

The Board of Directors has fixed the close of business on October 17, 2005 as the record date for determining Stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or adjournments thereof.

A proxy and postage-paid return envelope are enclosed for your convenience.

                            By Order of the Board of Directors,

                            /s/ Adam Borak

                            Adam Borak
                            Secretary

October 28, 2005

It is important that your shares be represented at the Annual Meeting. Stockholders may vote their shares by using a toll-free telephone number or via the Internet. Instructions for using these convenient services are enclosed. Please complete, date, sign and mail the enclosed proxy card in the return envelope provided, use the toll-free telephone number, or vote via the Internet promptly, regardless of whether you plan to attend the Annual Meeting, so that your vote may be recorded. If you are present at the Annual Meeting you may withdraw your proxy and vote in person if you so desire.

                         EPOCH HOLDING CORPORATION
                        640 FIFTH AVENUE, 18TH FLOOR
                             NEW YORK, NY 10019

                          Telephone:  212-303-7200


                              PROXY STATEMENT
_________________________________________________________________________

We are providing these proxy materials in connection with Epoch Holding Corporation's 2005 Annual Meeting of Stockholders. This proxy statement, the accompanying proxy card and our 2005 Annual Report on Form 10-K will be mailed to stockholders on or about November 1, 2005. This proxy statement contains important information for you to consider when deciding how to vote on the matters brought before the Annual Meeting. Please read it carefully.

                          ABOUT THE ANNUAL MEETING

Who is soliciting my vote?

The Board of Directors of Epoch Holding Corporation is soliciting your vote at the 2005 Annual Meeting of Stockholders.

What is the purpose of the Annual Meeting?

You will be voting on:

     . the election of six directors to serve as the Board of Directors until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified (the "Director
        Proposal");

     . to transact such other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

What are the Board of Directors' recommendations?

The Board of Directors recommends a vote:

     .  FOR the Director Proposal;

     . FOR or AGAINST other matters that come before the Annual Meeting, as the proxy holders deem advisable.

Who is entitled to vote at the Annual Meeting?

Our Board of Directors has fixed October 17, 2005 as the record date for the Annual Meeting (the "Record Date"). All stockholders who owned our common stock at the close of business on the Record Date may attend and vote at the Annual Meeting.

How many votes do I have?

You will have one vote for each share of our common stock that you owned at the close of business on the Record Date, provided those shares are either held directly in your name as the stockholder of record or were held for you as the beneficial owner through a broker, bank or other nominee.

What is the difference between holding shares as a stockholder of record and beneficial owner?

Most of our stockholders hold their shares through a broker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record. If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Co., you are considered the stockholder of record with respect to those shares, and these proxy materials are being sent directly to you by us. As the stockholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the Annual Meeting. We have enclosed a proxy card for you to use.
Beneficial Owner. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in "street name", and these proxy materials are being forwarded to you by your broker, bank or nominee who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or nominee on how to vote and are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting, unless you request, complete and deliver a proxy from your broker, bank or nominee. Your broker, bank or nominee has enclosed a voting instruction card for you to use in directing the broker, bank or nominee regarding how to vote your shares.

How many votes can be cast by all stockholders?

Each share of our common stock is entitled to one vote. There is no cumulative voting. We had 18,736,787 shares of common stock outstanding and entitled to vote on the Record Date.

How many votes must be present to hold the Annual Meeting?

A majority of our outstanding shares as of the Record Date must be present at the Annual Meeting in order to hold the Annual Meeting and transact business. This is called a "quorum". Shares are counted as present at the Annual Meeting if you are present and vote in person at the Annual Meeting or a proxy card has been properly submitted by you or on your behalf. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum.

How many votes are required to elect directors?

Directors are elected by a plurality of the votes cast. This means that the six individuals nominated for election to the Board of Directors who receive the most "FOR" votes (among votes properly cast in person or by proxy) will be elected; nominees do not need to receive a majority to be elected. If you withhold authority to vote with respect to the election of some or all of the nominees, your shares will not be voted with respect to those nominees indicated. Your shares will be counted for purposes of determining whether there is a quorum, but it will have no effect on the election of those nominees.

What if I don't vote for some of the items listed on my proxy card or voting instruction card?

If you return your signed proxy card or voting instruction card in the enclosed envelope but do not mark selections, it will be voted in accordance with the recommendations of the Board of Directors. If you indicate a choice with respect to any matter to be acted upon on your proxy card or voting instruction card, the shares will be voted in accordance with your instructions.

If you are a beneficial owner and hold your shares in street name through a broker and do not return the voting instruction card, the broker or other nominee will determine if it has the discretionary authority to vote on the particular matter. Under applicable rules, brokers have the discretion to vote on routine matters, such as the uncontested election of directors and ratification of the selection of accounting firms, but do not have discretion to vote on non-routine matters, such as bonus plans, amendments to stock option plans and stockholder proposals opposed by management.

If you do not provide voting instructions to your broker and the broker has indicated on the proxy card that it does not have discretionary authority to vote on a particular proposal, your shares will be considered "broker non-votes" with regard to that matter. Broker non-votes will be considered as represented for purposes of determining a quorum but will not be considered as entitled to vote with respect to that proposal. Broker non-votes are not counted in the tabulation of the voting results with respect to the election of directors or for purposes of determining the number of votes cast with respect to a particular proposal. Thus, a broker non-vote will make a quorum more readily obtainable, but the broker non-vote will not otherwise affect the outcome of the vote on a proposal that requires a majority of the votes cast (such as an amendment to a stock option plan). With respect to a proposal that requires a majority of the outstanding shares (such as an amendment to the certificate of incorporation), however, a broker non-vote has the same effect as a vote against the proposal.

Can I change or revoke my vote after I return my proxy card?

Yes. Even if you sign the proxy card or voting instruction card in the form accompanying this proxy statement, vote by telephone or vote on the Internet, you retain the power to revoke your proxy or change your vote. You can revoke your proxy or change your vote at any time before it is exercised by giving written notice to our Secretary, specifying such revocation. You may change your vote by timely delivery of a valid, later-dated proxy or a later-dated vote by telephone or on the Internet or by voting by ballot at the Annual Meeting.

What does it mean if I receive more than one proxy or voting instruction card?

It generally means your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy and voting instruction cards you receive.

Who can attend the Annual Meeting?

All stockholders as of the Record Date, or their duly appointed proxies, may attend. Each stockholder may also bring one guest to the meeting if there is space available.

What do I need to attend the Annual Meeting?

In order to be admitted to the Annual Meeting, a stockholder must present proof of ownership of our stock on the Record Date. Any holder of a proxy from a stockholder must present the properly executed proxy card.
Stockholders and proxyholders must also present a form of photo identification such as a driver's license.

Who pays for the proxy solicitation and how will Epoch solicit votes?

We will bear the expense of printing and mailing proxy materials. In addition to this solicitation of proxies by mail, our directors, officers and other employees may solicit proxies by personal interview, telephone, facsimile or email. They will not be paid any additional compensation for such solicitation. We will request brokers and nominees who hold shares of our common stock in their names to furnish proxy material to beneficial owners of the shares. We will reimburse such brokers and nominees for their reasonable expenses incurred in forwarding solicitation materials to such beneficial owners.

How can I access the  proxy materials and annual report electronically?

The proxy statement and our 2005 Annual Report on Form 10-K are available through the Investor Relations section of our website at www.eipny.com.

Is a list of stockholders available?
The names of stockholders of record entitled to vote at the Annual Meeting will be available to stockholders entitled to vote at this meeting for ten days prior to the meeting for any purpose relevant to the meeting. This list can be viewed between the hours of 9:00 a.m. and 5:00 p.m. at our principal executive offices at 640 Fifth Avenue, 18th Floor, New York, NY 10019. Please contact our Secretary to make arrangements.

What if I have questions about lost stock certificates or I need to change my mailing address?

Stockholders may call us at 212-303-7200 or write to Epoch Holding Corporation, Attention: Shareholder Relations Department, 640 Fifth Avenue, 18th Floor, New York, NY 10019 to get more information about these matters.

                           HOW DO I VOTE?

Your vote is important. You may vote by telephone, on the Internet, by mail or by attending the Annual Meeting and voting by ballot, all as described below. The Internet and telephone voting procedures are designed to authenticate stockholders by use of a control number and to allow you to confirm that your instructions have been properly recorded. If you vote by telephone or on the Internet, you do not need to return your proxy card.

Vote by Telephone

You can vote by calling the toll-free telephone number on your proxy card. Easy-to-follow voice prompts allow you to vote your shares and confirm that your instructions have been properly recorded.

Vote on the Internet

You also can choose to vote on the Internet. The web site for Internet voting is www.continentalstock.com. As with telephone voting, you can confirm that your instructions have been properly recorded. If you vote on the Internet, you also can request electronic delivery of future proxy materials. If you vote on the Internet, please note that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, for which you will be responsible.

Vote by Mail

If you choose to vote by mail, simply mark your proxy, date and sign it, and return it in the postage-paid envelope provided. If the envelope is missing, please mail your completed proxy card to Continental Stock Transfer & Trust Co., 17 Battery Place, New York, NY 10004.

Voting at the Annual Meeting

The method or timing of your vote will not limit your right to vote at the Annual Meeting if you attend the meeting and vote in person. However, if your shares are held in the name of a bank, broker or other nominee, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the Annual Meeting. You should allow yourself enough time prior to the Annual Meeting to obtain this proxy from the holder of record.

The shares represented by the proxy cards received, properly marked, dated, signed and not revoked, will be voted at the Annual Meeting. If you sign and return your proxy card or voting instruction card but do not give voting instructions, the shares represented by that proxy card or voting instruction card will be voted as recommended by the Board or Directors. General

This Proxy Statement, including the letter of our Chairman and Notice of Annual Meeting of Stockholders (collectively the "Proxy Statement"), is furnished to the holders ("Stockholders") of Common Stock, par value $.01 per share (the "Common Stock"), of the Company, a Delaware corporation, in connection with the solicitation of proxies by the Board of Directors (the "Board") for use at our Annual Meeting of Stockholders to be held on November 15, 2005, including any adjournment or adjournments thereof, (the "Annual Meeting"). It is anticipated that the mailing of this Proxy Statement and the accompanying Proxy Card will commence on or about November 1, 2005.

Our Board does not know of any matters that are expected to be presented for consideration at our Annual Meeting other than the matter described in this Proxy Statement. However, if other matters properly come before our Annual Meeting, the persons named in the accompanying proxy intend to vote thereon in accordance with their judgment.

All proxies received pursuant to this solicitation will be voted "FOR" the Proposal, except as to matters where authority to vote is specifically withheld and where another choice is specified as to the Proposal, in which event, they will be voted in accordance with such specification. If no instructions are given, the persons named in the proxy solicited by our Board intend to vote "FOR" the Proposal.

Record Date; Stockholders Entitled to Vote; Quorum

Only Stockholders of record at the close of business on October 17, 2005 will be entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, we had 18,736,787 shares of Common Stock outstanding. Shares of our Common Stock are the only securities entitled to vote at our Annual Meeting and each share outstanding as of the Record Date will be entitled to one vote. The presence in person or by proxy of the Stockholders of a majority of the outstanding shares of Common Stock will constitute a quorum for the transaction of business at the Annual Meeting.

Vote Required

Delaware law requires that each of the six nominees for director be elected by a plurality of the votes cast.

Revocability of Proxies

A Stockholder may revoke a proxy at any time before its exercise by (1) notifying in writing the Secretary of our Company at 640 Fifth Avenue, 18th Floor, New York, NY 10019, Attention: Adam Borak, Secretary, (2) completing a later dated proxy and returning it to our Secretary, or (3) appearing in person and voting at the meeting. Additional proxy cards are available from our Secretary.

Solicitation of Proxies

We will bear the cost of soliciting proxies in the accompanying form. In addition to the use of the mails, proxies may be solicited personally or by telephone by our directors, officers or employees, none of whom will receive any compensation therefor in addition to their regular remuneration. We will reimburse brokers and certain other persons holding stock in their names or in the names of nominees for their expenses in sending proxy materials to principals and obtaining their proxies, which are anticipated to total $15,000.

Voting of Proxies
Proxies will be voted in accordance with the instructions indicated thereon. A validly executed proxy which does not indicate instructions will be voted "FOR" the Proposal. The Annual Meeting will be held for the transaction of business described above and for the transaction of such other business as may properly come before the Annual Meeting. Proxies will confer discretionary authority with respect to any other matters which may properly be brought before the Annual Meeting. At the date of this Proxy Statement, the only business which our management intends to present, or knows that others will present, is that described in this Proxy Statement. If other matters properly come before the Annual Meeting, the persons holding proxies solicited hereunder intend to vote such proxies in accordance with their judgment on all such matters.

Tabulation of Votes

All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions and broker non-votes will be counted as present in determining whether the quorum requirement is satisfied. Abstentions will be counted toward the tabulation of votes cast on the proposals and will have the same effect as negative votes. Broker non-votes are not counted for any purpose in determining whether a matter has been approved.

The presence of a quorum for the Annual Meeting, defined here as a majority of the votes entitled to be cast at the Annual Meeting, is required.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires that our officers and directors, and persons who own more than ten percent of a registered class of our equity securities, file reports of ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission ("SEC"). Officers, directors and beneficial owners of greater than ten percent of our Common Stock are required by the SEC's regulations to furnish us with copies of all Forms 3, 4 and 5 they file.

Based solely on the review of the copies of any Section 16(a) forms received by us or written representations from certain reporting persons, we believe that all of our officers, directors and beneficial owners of greater than ten percent of our Common Stock have complied with all applicable filing requirements during the fiscal year ended June 30, 2005.

                              PROPOSAL NO. 1
                           ELECTION OF DIRECTORS

All of our directors will hold office for their respective terms and until their respective successors have been elected and qualified.

At our Annual Meeting, six directors are to be elected, each to hold office (subject to our By-Laws) until the next Annual Meeting of Stockholders and until a respective successor has been elected and qualified. If any nominee listed in the table below should become unavailable for any reason, which we do not anticipate, the proxy will be voted for any substitute nominee or nominees who may be selected by our Nominating/Corporate Governance Committee prior to or at the Annual Meeting, or, if no substitute is selected by our Corporate Nominating/Governance Committee prior to or at the Annual Meeting, for a motion to reduce the membership of our Board to the number of nominees available. The information concerning the nominees and their security holdings has been furnished to us by them.

Our directors (none of whom has a family relationship with one another, and each of whom is a nominee for election as a director at the Annual Meeting) are as follows:

     Name                      Age             Position
_____________________________  ___     __________________________________

Allan R. Tessler (1)           69      Chairman of the Board

William W. Priest              63      Chief Executive Officer, Director

Jeffrey L. Berenson (1) (3)    54      Director

Peter A. Flaherty (2) (3)      61      Director

Eugene M. Freedman (2)         73      Director

David R. Markin (1) (2) (3)    74      Director

(1)  Member of the Compensation Committee

(2)  Member of the Audit Committee

(3)  Member of the Nominating/Corporate Governance Committee

Allan R. Tessler served as our Chief Executive Officer from February 2000 until June 2, 2004, Chairman of the Board since May 1994, and has been a director since 1980. He has been Chairman and Chief Executive Officer of International Financial Group, Inc., an international merchant banking firm, since 1987. He was Co-Chairman and Co-Chief Executive Officer of Interactive Data Corporation (formerly Data Broadcasting Corporation), a securities market data supplier, from June 1992 through February 2000. Mr. Tessler was Chairman of the Board of Enhance Financial Services, Inc., a public insurance holding company from 1986 through 2001, and was Chairman of the Board of Great Dane Holdings Inc., a private diversified holding company, from 1987 through December 1996. He presently is a director of Limited Brands, Inc. and Interactive Data Corporation. Mr. Tessler received his undergraduate degree from Cornell University and L.L.B. from Cornell University Law School.

William W. Priest was appointed to our Board of Directors in June 2004 and became Chief Executive Officer of our Company on June 18, 2004.
Previously, Mr. Priest was Co-Managing Partner and Portfolio Manager at Steinberg Priest & Sloane Capital Management, LLC. Prior to joining Steinberg Priest, he was a Member of the Global Executive Committee of Credit Suisse Asset Management, Chairman and CEO of Credit Suisse Asset Management - Americas and CEO and Portfolio Manager of its predecessor firm BEA Associates, which he joined in 1972. Mr. Priest is a Director of Globe Wireless, InfraReDx and Duke University's Fuqua School of Business, and a Member of the Council on Foreign Relations. Mr. Priest is a CFA Charterholder, CPA, and a graduate of Duke University and the University of Pennsylvania Wharton Graduate School of Business.

Jeffrey L. Berenson was appointed to our Board on June 2, 2004. Mr. Berenson is President and Chief Executive Officer of Berenson & Company, a private investment banking firm in New York City that he co-founded in 1990. From 1978 until founding Berenson & Company, Mr. Berenson was an employee of Merrill Lynch & Company, and served at various times as head of Merrill Lynch's Mergers and Acquisitions Group and co-head of its Merchant Banking unit. Mr. Berenson is a director of Noble Energy, Inc. Mr. Berenson graduated with a B.A. from Princeton University.

Peter A. Flaherty was appointed to our Board on July 20, 2004. Mr. Flaherty is Managing Director of Arcon Partners, a private investment firm, and Director Emeritus of McKinsey & Company. At McKinsey, Mr. Flaherty worked predominantly with financial institutions, as well as media and information companies. Mr. Flaherty is active in private investments and for many years served on and led McKinsey's Investment Advisory Committee, which is responsible for pension and discretionary partner investments, with a particular focus on alternative investments. He is on the Boards of The Rockefeller University, The Foreign Policy Association, The Kenyon Review, TechnoServe, and U.S. Trust. He is also a member of the Management Committee of Tishman Speyer, a private real estate firm, and of the Advisory Councils of the Johns Hopkins School of Advanced International Studies, and the Freeman Spogli Instititute for International Studies at Stanford University. He is a member of the Council on Foreign Relations. Mr. Flaherty is a graduate of Stanford University, the Johns Hopkins School of Advanced International Studies and the Harvard Business School.

Eugene M. Freedman has been a member of our Board since 2001. Mr. Freedman was a Senior Advisor and director of Monitor Company Group Limited Partnership, an international business strategy and consulting firm, until December 2003. He was a Managing Director and President of Monitor Clipper Partners, Inc., a private equity firm, from its formation in 1997 until the end of 1999, and until the end of 2002, he was a senior advisor of that firm. Until October 1994 and for many prior years, Mr. Freedman was a senior partner of Coopers & Lybrand, where he last served as Chairman and Chief Executive Officer of Coopers & Lybrand LLP, U.S. and as Chairman of Coopers & Lybrand International. Mr. Freedman presently is a director of Limited Brands, Inc., Pathmark Stores, Inc., eCredit.com, Inc., Outcome Sciences, Inc. and he is on the advisory board of The Cross Country Group, Inc. Mr. Freedman is a graduate of the Wharton School of the University of Pennsylvania and of the Graduate Business School of Columbia University.

David R. Markin has been a member of our Board since 1980. Mr. Markin is Chief Executive Officer and President of Checker Motors Corporation ("Checker"), an automobile parts manufacturer since 1970. Mr. Markin was President and Chief Executive Officer of Great Dane Holdings Inc. from 1989 through December 1996. Mr. Markin presently is President of Checker Holdings Corp. IV, the parent company of Checker. Mr. Markin graduated with a B.A. from Bradley University.

These individuals will be placed in nomination for election to our Board. The Board recommends a vote "FOR" the election of each of the nominees for director. The shares represented by the proxy cards returned will be voted "FOR" election of these nominees unless an instruction to the contrary is indicated on the proxy card.

The Nominees

It is proposed that six directors, five of whom are non-employee directors, be elected to hold office until the next Annual Meeting of Stockholders and until their successors have been elected. Our Board has approved the persons named and, unless otherwise marked, a proxy will be voted for such persons. Each of the nominees currently serves as a director and were elected by the stockholders at the 2004 Annual Meeting of Stockholders.

Board Member Independence

Our Board has determined that each of the following nominees for director is "independent" as independence is defined in Rule 4200(c)(15) of the NASD listing standards: Peter A. Flaherty, Eugene M. Freedman and David R. Markin.

Although it is not anticipated that any of the persons nominated for election to the Board will be unable or unwilling to stand for election, a proxy, in the event of such an occurrence, may be voted for a substitute designated by our Board. However, in lieu of designating a substitute, our Board may amend our By-Laws to reduce the number of directors.

Communications With Directors

Any stockholder wishing to communicate with any of our directors regarding the Company may write to the director, c/o the Secretary at 640 Fifth Avenue, 18th Floor, New York, NY 10019 The Secretary will forward these communications directly to the director(s) specified or, if none is specified, to the Chairman of the Board.

Director Compensation

Directors who are not salaried employees of our Company receive annual fees equal to $50,000 in Common Stock based on the closing price of the Common Stock on each June 30th. Directors receive no additional compensation for their services on the Board. All Directors of the Company are reimbursed for travel expenses incurred in attending meetings of the Board of Directors and its committees.

Committees of the Board and Meetings

The Board held each of four meetings during the fiscal year ended June 30, 2005. All directors attended the meetings of the Board during fiscal 2005. Our Board has an Audit Committee, a Compensation Committee and a
Nominating/Corporate Governance Committee.

The Audit Committee, which presently consists of Messrs. Freedman, Flaherty and Markin, held four meetings during fiscal 2005. All members of the Audit Committee attended at least 75% of the meetings. In the event a member was unable to participate in any given meeting, the Chief Financial Officer of the Company briefed, in full, such absentee member as to the discussion at such meeting. The Audit Committee reviews and satisfies itself as to the adequacy of the structure of our financial organization and as to the proper implementation of our financial reporting and accounting policies. Mr. Freedman serves as chairman of the Audit Committee, and our Board has determined that Mr. Freedman is an Audit Committee financial expert as defined in Item 401 of Regulation S-K. We believe that each of our Audit Committee members is financially sophisticated and able to read and understand our financial statements.

The Compensation Committee, which consists of Messrs. Markin and Berenson, held one meeting during fiscal 2005, with all members in attendance. The Compensation Committee makes recommendations to the Board as to salaries, bonuses, and other forms of compensation for officers and other key employees. Mr. Markin serves as Chairman of the Compensation Committee. Mr. Tessler serves as a non-voting member of the Compensation Committee as he did not meet all of the independence criteria set forth in Marketplace Rule 4200 to participate on the Company's Compensation Committee due to Mr. Tessler's role as the Chief Executive Officer of the Company from February 2000 through June 2004. However, the Company's Board believes that due to Mr. Tessler's significant background with the Company and his vast experience as an executive officer in other public companies that his membership on the Compensation Committee is in the best interest of the Company and its shareholders.

Our Nominating/Corporate Governance Committee, which consists of Messrs. Flaherty, Chairman of the Committee, Berenson and Markin, is responsible for identifying and evaluating nominees for director and for recommending the nominees for election at our Annual Meeting of Stockholders. Each of the members of the Nominating/Corporate Governance Committee is independent as defined by Nasdaq Marketplace Rule 4200. The Nominating/Corporate Governance Committee met subsequent to fiscal 2005 to review and recommend for nomination the director nominees set forth in this Proxy Statement.
In evaluating the suitability of individuals for Board membership, our Nominating/Corporate Governance Committee takes into account many factors, including whether the individual meets requirements for independence; the individual's general understanding of the various disciplines relevant to the success of a publicly-traded company; the individual's understanding of our businesses and markets; the individual's professional expertise and educational background; and other factors that promote diversity of views and experience. Our Nominating/Corporate Governance Committee evaluates each individual in the context of our Board as a whole, with the objective of recommending a group of directors that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment, using its diversity of experience. In determining whether to recommend a director for re-election, our Nominating/Corporate Governance Committee considers a director's past attendance at meetings and participation in, and contributions to, the activities of the Board. Our Nominating/Corporate Governance Committee has not established any specific minimum qualification standards for nominees to our Board, although from time to time our Board may identify certain skills or attributes (e.g., financial experience and investment advisory and sub-advisory management experience) as being particularly desirable to help meet specific Company needs that have arisen. Our Nominating/Corporate Governance Committee does not distinguish between nominees recommended by stockholders and other nominees.

Mr. Priest, our Chief Executive Officer, has the right to nominate, pursuant to an agreement entered into in 2004, four directors to the Company's Board of Directors. Such nominees are to be approved for nomination in accordance with the criteria and procedures set forth by the Nominating/Corporate Governance Committee.

In identifying potential candidates for Board membership, the Nominating/Corporate Governance Committee relies on suggestions and recommendations from Board members, management and others. The Nominating/Corporate Governance Committee may also retain search firms to assist it in identifying potential candidates for director, gathering information about the background and experience of such candidates and acting as an intermediary with such candidates. Currently, no such firms have been retained.

Our Nominating/Corporate Governance Committee will consider timely written suggestions from our Stockholders. Stockholders wishing to suggest a candidate for director nomination for the 2006 Annual Meeting of Stockholders should mail their suggestions to us at, 640 Fifth Avenue, 18th Floor, New York, NY 10019, Attention: Secretary. Suggestions must be received by our Secretary no later than September 1 of each year. The manner in which director nominee candidates suggested in accordance with this policy are evaluated will not differ from the manner in which candidates recommended by other sources are evaluated.

Copies of the Audit Committee Charter, Compensation Committee Charter and Nominating/Corporate Governance Committee Charter can each be found at www.eipny.com.

Code of Ethics

The Board has adopted a Code of Ethics that applies to all of our employees, officers and directors. A copy of the Code of Ethics is available at the Company's website, www.eipny.com.

                            EXECUTIVE OFFICERS

Our Executive Officers are as follows:


     Name                 Age             Position
___________________      ___     __________________________________

William W. Priest        63      Chief Executive Officer

Timothy T. Taussig       48      President and Chief Operating Officer

J. Philip Clark          53      Executive Vice President

Adam Borak               38      Chief Financial Officer


William W. Priest's biography is set forth above.

Timothy T. Taussig became President and Chief Operating Officer of our Company on June 2, 2004. Before joining the firm and for the prior 18 months, Mr. Taussig was Chief Operating Officer of Trident Investment Management, LLC, a global hedge fund and a subadvisor to a mutual fund for non-U.S. equity mandates. At Trident he was responsible for the firm's business, operations, and marketing requirements. Prior to employment with Trident, Mr. Taussig was Managing Director and Co-Head of Global Marketing for Credit Suisse Asset Management and its predecessor firm, BEA Associates, for 14 years. His responsibilities included marketing, client services and e-commerce strategies across all distribution channels. Mr. Taussig holds a B.A. from Dartmouth College.

J. Philip Clark joined our Company on June 2, 2004 as Executive Vice President responsible for Client Management. For the prior 17 years Mr. Clark was with Sanford Bernstein and Company and its successor firm, Alliance Capital. As National Managing Director, he was responsible for its private client asset development and shared oversight of its institutional asset management effort. He also developed and led the sub-advisory business within that firm as well. Mr. Clark holds a B.S. in Administrative Sciences from Yale University.

Adam Borak joined our Company on August 8, 2005 as Chief Financial Officer. Mr. Borak was previously a Director of Finance at Credit Suisse Asset Management, and its predecessor firm BEA Associates. During his seven year tenure, he was responsible for the corporate finance function of the firm's New York office. Prior to that, Mr. Borak was Chief Financial Officer of Lehman Brothers Canada, Inc. and also worked for Lehman Brothers in New York. Mr. Borak is a CPA, and began his career with PriceWaterhouse. Mr. Borak received a B.S. in Economics from the Wharton School of the University of Pennsylvania.

                            OTHER KEY PERSONNEL

David N. Pearl, 46, became a Managing Director and Head of US Equities of our subsidiary, Epoch Investment Partners, Inc. on July 1, 2004. Mr. Pearl was a Managing Director and Portfolio Manager at Steinberg Priest & Sloane Capital Management, LLC where he was responsible for both institutional and private client assets. Previously, he held a similar portfolio management position at ING Furman Selz Asset Management. Prior to that, he was a Senior Portfolio Manager at Citibank Global Asset Management. Prior to Citibank, Mr. Pearl was an officer and Senior Analyst at BEA Associates, predecessor to Credit Suisse Asset Management - Americas. Mr. Pearl received an MBA from Stanford University Graduate School of Business and a B.S. in Mechanical Engineering from the University of Pennsylvania.



                                       EXECUTIVE COMPENSATION

The following table sets forth information on compensation awarded to, earned by, or paid to (i) the
Chief Executive Officer, (ii) the Chief Operating Officer, (iii) the Executive Vice President, (iv)
the Chief Financial Officer (collectively the "Named Executive Officers") and (v) other key personnel at the end of fiscal year 2005.

                                     SUMMARY COMPENSATION TABLE

                                                                 Long-Term Compensation
                                                                 ______________________
                                           Annual Compensation    AWARDS        PAYOUTS
                                         ______________________
                                                   Other Annual    Restricted
Name and Fiscal          Fiscal                    Compensation   Stock Awards    LTIP   All Other
Principal Position (1)    Year   Salary     Bonus      (2)        (in shares)(3) Payout Compensation
_______________________  ______  ________  _______ _____________ _______________ ______ ____________

William W. Priest (4)     2005   $200,000  $175,000    $  -                 -       -    $11,435 (5)
  Chief Executive         2004   $  6,154  $      -    $  -         3,138,022       -    $     -
  Officer                 2003   $      -  $      -    $  -                 -       -    $     -

Timothy T. Taussig (6)    2005   $200,000  $175,000    $  -                 -       -    $     -
  President and Chief     2004   $ 19,744  $      -    $  -         1,136,964       -    $     -
  Operating Officer       2003   $      -  $      -    $  -                 -       -    $     -

J. Philip Clark (6)       2005   $200,000  $175,000    $  -                 -       -    $     -
  Executive Vice          2004   $ 19,744  $      -    $  -         1,136,964       -    $     -
  President               2003   $      -  $      -    $  -                 -       -    $     -

Adam Borak (7)            2005   $      -  $      -    $  -                 -       -    $     -
  Chief Financial         2004   $      -  $      -    $  -                 -       -    $     -
  Officer                 2003   $      -  $      -    $  -                 -       -    $     -

David Pearl (8)           2005   $200,000  $500,000    $  -           909,572       -    $     -
  Managing Director       2004   $      -  $      -    $  -                 -       -    $     -
                          2003   $      -  $      -    $  -                 -       -    $     -

Mark E. Wilson (9)        2005   $150,000  $ 15,000    $  -             8,279       -    $     -
  Chief Financial         2004   $150,000  $  7,500    $  -                 -       -    $     -
  Officer                 2003   $150,000  $ 22,500    $  -                 -       -    $     -

(1)  Reflects the primary capacity served, except where otherwise noted.

(2) The Named Executives each received certain perquisites, the aggregate value of which did not exceed, as to any Named Executive in any of the last three fiscal years, the lesser of $50,000 or 10% of such Named Executive's annual salary and bonus.

(3) Represent shares of Common Stock received on June 2, 2004 in connection with the Acquisition.

(4) Mr. Priest became Chief Executive Officer of our Company on June 18, 2004 with a base salary of $200,000 per year.

(5) For fiscal 2005 such compensation consisted of the dollar value of insurance premiums paid by the Company with respect to a life insurance policy on behalf of the Named Executive Officer.

(6) Messrs. Taussig and Clark became officers of our Company on May 26, 2004 at base salaries of $200,000.

(7)  Mr. Borak joined our Company as Chief Financial Officer on August 8,
     2005.

(8) Mr. Pearl became a Managing Director and Head of US Equities of our subsidiary, Epoch Investment Partners, Inc., on July 1, 2004.

(9)  Mr. Wilson resigned from our Company effective August 15, 2005.

Option Grants

There were no option grants in fiscal 2005.

Option Exercises and Fiscal Year-End Values

The following table summarizes information with respect to the exercise of options to purchase Common Stock of the Company during the last fiscal year by each of the Named Executives and the value of unexercised options held by each of them as of the end of fiscal 2005.

                             AGGREGATED OPTION EXERCISES IN FISCAL 2005
                                 AND FISCAL YEAR-END OPTION VALUES

                                                Number of Shares
                                             Underlying Unexercised       Value of Unexercised
                     Shares       Value         Options at Fiscal        In-the-Money Options at
                   Acquired on   Realized          Year-End (#)            Fiscal Year-End ($)
    Name           Exercise ($)    ($)      Exercisable/Unexercisable  Exercisable/Unexercisable (1)
________________  _____________  _________  _________________________  _____________________________


Mark E. Wilson         -             -             40,000 / -                $ - / $ -

(1)  None of the Named Executives exercised any options during fiscal 2005.

(2) Based on the closing price of $4.30 for the Company's Common Stock on the OTCBB on June 30, 2005.

Employment Agreements

There are no employment agreements with any executive officer of our Company. We are obligated to enter into an agreement with William W. Priest prior to June 2, 2007. Terms of the contract are to be customary for Chief Executive Officers of peer group companies. Such agreement need only be approved by a simple majority of the Board.

On August 8, 2005, Adam Borak was appointed as Epoch's Vice President and Chief Financial Officer. Mr. Borak will act as the Company's principal financial and accounting officer for purposes of its reports under the Securities Exchange Act of 1934.

The Company and Mr. Borak entered into a Letter Agreement, dated August 5, 2005. Under this agreement, Mr. Borak devotes substantially all of his business time and efforts to the Company's business. The agreement provided that Mr. Borak will initially receive a fixed base salary at an annual rate of $200,000, subject to annual review by the Company's Board of Directors, and a "signing bonus" of $25,000 payable by the Company upon commencement of employment. Mr. Borak will also receive for the 2005 calendar year a $200,000 cash bonus, payable in equal installments at the end of 2005 and 2006, or upon termination of employment, if sooner and such termination was for any reason other than "for cause". In addition, Mr. Borak will also be entitled to receive a discretionary cash bonus as well as a restricted stock award in accordance with the Company's current policies. The Company agreed to grant Mr. Borak restricted stock equivalent to $250,000 of the Company's Common Stock, subject to forfeiture as set forth in such restricted stock award. Mr. Borak is entitled to additional benefits described in the Letter Agreement.

Compensation Committee Interlocks and Insider Participation

During the fiscal year ended June 30, 2005, the Compensation Committee consisted of two non-employee directors - Mr. David R. Markin and Mr. Jeffrey L. Berenson. In addition, during such year Mr. Allan R. Tessler participated as a non-voting member. None of our executive officers serves as a director of another corporation in a case where an executive officer of such other corporation serves as a director of our Company.

Notwithstanding anything to the contrary set forth in any of our previous or future filings under the Securities Act or the Exchange Act that might incorporate this proxy statement or future filings with the SEC, in whole or in part, the following reports and the Stock Performance Graph which follow, shall not be deemed to be "soliciting material" or "filed" with the SEC and shall not be deemed to be incorporate by reference into any such filings.

Compensation Committee Report on Executive Compensation

The compensation of the Named Executives, as well as other executive officers and key employees, is determined by the Compensation Committee. The compensation of the executive officers consists primarily of salary, bonuses and short- and long-term incentive plans, whereby we have aligned the executive officers' financial interests with the financial interests of the Company's Stockholders.

As determined by the Compensation Committee, an executive officer's total compensation package is comprised of three components: (1) base salary,
(2) bonuses and (3) stock-based incentives. In addition to base salary, executive officers are eligible to receive annual bonuses, which may be determined based upon the Company's meeting specific economic targets, which may be set forth in such officer's employment agreement, if any, and at the discretion of the Board upon recommendation of the Compensation Committee.

As part of its on-going process of reviewing compensation, Compensation Resources, Inc., an outside consulting firm, was retained during the 2005 fiscal year to provide, among other things: (1) a competitive market analysis on the compensation packages for the Named Executives and other key employees, (2) a strategic compensation assessment of the Company's existing compensation programs, and (3) recommendations for potential modifications to such programs or the establishment of new programs to meet current and future needs. In performing its work the consultant interviewed members of the Compensation Committee as well as the Named Executives.

A report from the outside consultant was delivered in July 2005 and considered by the Committee in subsequent meetings.

In determining bonuses within its discretion, we consider the Company's overall operating performance during the period, as well as the position and responsibility of the executive and the executive's service and contributions during such year.

In addition to salary and bonus, executive officers may be granted stock-based incentives. Stock-based incentives are intended to assist in encouraging executive officers, as well as other key management employees, to acquire a proprietary interest in the Company through ownership of its Common Stock. We view stock-based incentives as yet another method to bring together the interests of management and stockholders on a long-term basis. Strong financial performance by the Company over time can be expected to lead to stock price appreciation, enabling the Company's executives to participate in such appreciation, should it be realized.

In considering which employees, including executive officers, are to receive stock-based incentives, as well as the number of stock-based incentives to be granted, the Compensation Committee considers such employee's position and responsibility, the service and accomplishments of such employee, the employee's present and future value, as well as the anticipated length of the employee's future service to the Company. For additional information concerning the salary, bonus and stock-based incentives for the Named Executives, see "Executive Compensation".

Section 162(m) of the Internal Revenue Code of 1986, as amended, limits the tax deduction available to the Company to $1 million for compensation paid (not including amounts which by agreement are required to be deferred) to certain officers of the Company, unless certain requirements are met. One requirement is that compensation over $1 million must be based upon attainment of performance goals previously approved by the stockholders.

In fulfilling its responsibilities, the Compensation Committee's goal is to closely ally the interest of management and the stockholders. The Compensation Committee therefore believes that our short- and long-term financial performance should be a key determinant of overall executive compensation.

David R. Markin
Jeffrey L. Berenson
Allan R. Tessler

Report of the Audit Committee

The Audit Committee of the Board is responsible for providing independent, objective oversight of our accounting functions and internal controls. The Audit Committee operates under a written charter, which has been approved by our Board and is reviewed and reassessed annually by the Audit Committee. During the fiscal year ended June 30, 2005, and as of the date of the adoption of this report, the Audit Committee was comprised of three independent directors.

Management is responsible for our internal controls and financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of our consolidated financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States) and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

In connection with these responsibilities, the Audit Committee met with Management and the independent registered public accounting firm to review and discuss the June 30, 2005 financial statements, including a discussion of the acceptability and quality of the accounting principles, the reasonableness of critical accounting policies and the clarity of disclosures in the financial statements. The Audit Committee also discussed with the independent registered public accounting firm the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee also received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent registered public accounting firm that firm's independence.

The Audit Committee reviewed the overall scope of the audits performed by the independent registered public accounting firm. The Audit Committee meets with the independent registered public accounting firm, with and without Management present, to discuss the overall quality of our financial reporting.

Members of the Audit Committee rely, without independent verification, on the information provided to them and on the representations made by Management and the independent registered public accounting firm. Based upon the Audit Committee's discussions with Management and the independent registered public accounting firm, and the Audit Committee's review of the representations of Management and the independent registered public accounting firm, the Audit Committee recommended that the Board include the audited consolidated financial statements in our Annual Report on Form 10-K for the year ended June 30, 2005, filed with the SEC on September 28, 2005.

THE AUDIT COMMITTEE

Mr. Eugene M. Freedman
Mr. Peter A. Flaherty
Mr. David R. Markin

Pre-Approval Policies and Procedures

All audit, audit-related and tax services performed by our independent accountants which required pre-approval, as defined in our Audit Committee's policies and procedures, were pre-approved. Services other than audit, review, or attest services, which did not require pre-approval pursuant to those policies were brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Chairman of our Audit Committee in accordance with SEC rules and regulations.

Independent Registered Public Accounting Firm
The Audit Committee has selected CF & Co., L.L.P. ("CF") as the independent registered public accounting firm of our Company for the fiscal year ending June 30, 2006. Representatives of CF are expected to be present at the Annual Meeting to answer questions. They also will have the opportunity to make a statement if they desire to do so. The Audit Committee has considered the role of CF in providing tax services to the Company and has concluded that such services are compatible with CF's independence as the Company's independent registered public accounting firm. CF does not provide any business consulting or other non-audit services to the Company.

Audit Fees

The aggregate fees paid or accrued to CF for professional services rendered for the audit of our annual financial statements for the fiscal year ended June 30, 2005 and for the review of the financial statements included in our Quarterly Reports on Form 10-Q for that fiscal year were as follows (dollars in thousands):

                                 2005          2004
                                 ____          ____

Audit Fees (1)                   $109          $140
Audit-Related Fees (2)             10             5
Tax Fees (3)                       95            23
All Other Fees                      -             -
                                 ____          ____
  Total                          $214          $168
                                 ====          ====

(1) Audit fees were for the audit of the Company's financial statements, review of financial statements included in the Company's quarterly reports, and consultations on financial reporting matters.

(2) Audit-related fees are fees principally for review of an S-8 filing, and review of the 2004 proxy statement and attendance at the 2004 Stockholders' meeting.

(3) Tax fees consist of fees for review of the June 20, 2004 income tax returns, amended tax returns, and assistance with the IRS audit of the years ended June 30, 2002 and 2001.

                             PERFORMANCE GRAPH

We are required by the SEC to provide a graph which compares the cumulative return of our Common Stock as of June 30, 2005 to (i) a broad equity market index and (ii) either a peer group index or published industry index. The following chart compares the return on our Common Stock with the Russell 2000 Index and an index comprised of public companies with the Standard Industrial Classification ("SIC") Code 6282, Investment Advice. The graph assumes a $1,000 investment in our Common Stock on June 30, 2000, and an equal investment in each of the selected indices, including reinvestment of dividends, if any.

It should be noted that we did not become involved in the investment advisory business until April 2004, and previously had been involved in other lines of business. Accordingly, we believe the selected indices represent a foundation for comparisons only since April 2004.

The Common Stock commenced trading on the Nasdaq Capital Market on October 4, 2005 and trades under the symbol "EPHC". Prior to October 4, 2005, our Common Stock was quoted on the Over-the-Counter Bulletin Board.

                                      Cumulative Total Return

                           ______________________________________________
                             6/00    6/01     6/02  6/03    6/04    6/05

EPOCH HOLDING CORPORATION  1000.00  319.21   63.37  85.54  237.62  340.59
RUSSELL 2000               1000.00 1006.55  919.26 904.17 1205.86 1319.77
PEER GROUP                 1000.00 1210.45 1015.98 992.88 1178.70 1563.28

       SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of October 17, 2005, certain information regarding the shares of our Common Stock beneficially owned by (i) each beneficial holder of more than five percent of the outstanding shares of our Common Stock ("Beneficial Holder"), (ii) each director, (iii) each Named Executive, (iv) key personnel, and (v) all directors and executive officers of our Company as a group.

                      OWNERSHIP OF EPOCH COMMON STOCK
__________________________________________________________________________

Name of Named Executive,           Amount and Nature
Director, Key Personnel,             of Beneficial      Percent of Shares
Beneficial Holder or                  Ownership of         Beneficially
Identity of Group                   Common Stock (1)         Owned (2)
__________________________________________________________________________

Named Executives:
_________________

William W. Priest (3)                   3,208,022              17.1%
Timothy T. Taussig (3)                  1,206,964               6.4%
J. Philip Clark (3) (4)                 1,206,964               6.4%
Adam Borak (3)                             53,765                *

Directors:
__________

Jeffrey L. Berenson (3) (5)             2,785,822              14.9%
Allan R. Tessler (3) (6)                  647,729               3.4%
David R. Markin (3) (7)                   484,492               2.6%
Eugene M. Freedman (3) (8)                116,672                *
Peter A. Flaherty (3)                      29,172                *

Key Personnel:
______________

David N. Pearl (3)                      1,019,572               5.4%

Beneficial Holders:
____________________

Gabelli Asset Management, Inc. (9)      1,643,800               8.8%

All Named Executives, Directors
and Key Personnel as a group
(10 persons) (10)                      10,759,174              57.4%
_________________

* less than one percent

(1) Unless otherwise indicated, includes shares owned by a spouse, minor children, by relatives sharing the same home, and entities owned or controlled by the named person. Also includes shares if the named person has the right to acquire such shares within 60 days after October 17, 2005, by the exercise of any warrant, stock option or other right. Unless otherwise noted, shares are owned of record and beneficially by the named person.

(2) Based upon 18,736,787 shares of common stock outstanding as of October 17, 2005. In computing the number of shares of common stock beneficially owned by a person, shares of common stock subject to options held by that person that are currently exercisable, or that become exercisable within 60 days of October 17, 2005, are deemed outstanding. For purposes of computing the percentage of outstanding shares of common stock beneficially owned by such person, shares of stock subject to options that are currently exercisable or become exercisable within 60 days of October 17, 2005 are deemed to be outstanding for the holder thereof but are not deemed to be outstanding for purposes of computing the ownership percentage of any other person.

(3) c/o Epoch Holding Corporation, 640 Fifth Avenue, 18th Floor, New York, NY 10019.

(4) Includes 1,136,964 shares held by the J Philip/Deborah K Clark Trust u/a 10/06/1994.

(5) Includes 2,774,194 shares held by Berenson Epoch LLC. Berenson & Company, as to which Mr. Berenson is the President and Chief Executive Officer, is the managing member of Berenson Epoch LLC.

(6)  Includes 57,500 shares issuable upon the exercise of vested options.

(7)  Includes 207,500 shares issuable upon the exercise of vested options.

(8)  Includes 27,500 shares issuable upon the exercise of vested options.

(9) Based solely upon a Schedule 13D/A filed by Gabelli Asset Management, One Corporate Center, Rye, NY 10580 on August 24, 2005.

(10) Includes an aggregate of 292,500 shares issuable upon the exercise of vested options.

                 INDEMNIFICATION OF OFFICERS AND DIRECTORS

Article VI of our Articles of Incorporation provides for us to indemnify any and all directors and officers whom it shall have power to indemnify under Section 145 of the Delaware General Corporation Law (DGCL) from and against any and all of the expenses, liabilities or other referred to in, or covered by, such Section. The indemnification provided in Section 145 of the DGCL shall not be deemed exclusive of any other rights to which the persons so indemnified may be entitled under our By-laws, agreement, vote of shareholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity by holding such office, and shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such person.

In addition, we have entered into indemnification agreements with certain of our executive officers and directors. Each indemnification agreement provides that, notwithstanding the other provisions of such indemnification agreements, to the extent that a director or officer is a party to and is wholly or partly successful, on the merits or otherwise, in any proceeding covered by an indemnification agreement, we will indemnify such person to the maximum extent consistent with applicable law against all expenses and liabilities actually incurred by or for the director or officer in connection with each successfully resolved claim, issue or matter in such proceeding. If the director or officer is unsuccessful, on the merits or otherwise, we have agreed to indemnify such person unless we prove by clear and convincing evidence in a forum selected by the director or executive officer that the act or omission that gave rise to the proceeding did not meet our indemnification standard.

               CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company incurred rent and other related occupancy expenses to Berenson & Company of approximately $187 thousand for the period beginning July 1, 2004 through February 15, 2005. The Chief Executive Officer of Berenson & Company is a Director and stockholder of the Company. Epoch entered into a long-term lease on September 15, 2004 with an unrelated party and relocated its offices on February 14, 2005. There have been no related party transactions with Berenson & Company since such date.

Epoch anticipates entering into consulting contracts or other fee based arrangements with Berenson & Company when, and if, business opportunities are identified. While no such agreements presently exist, our Company believes that Berenson & Company's services may be used in the future.

                    SUBMISSION OF STOCKHOLDER PROPOSALS

Under federal law, any stockholder proposal not relating to the election of directors requested to be considered for inclusion in our proxy statement and form of proxy for the annual meeting of stockholders to be held in 2006 and in respect of which we are being asked to take action must be received at our office at 640 Fifth Avenue, 18th floor, New York, NY 10019, no later than September 1, 2006.

Notwithstanding the aforementioned deadline, under our bylaws, a stockholder must follow certain other procedures to nominate persons for election as directors or to properly present other business at an annual meeting of stockholders. These procedures provide that stockholders desiring to nominate directors and/or to properly present a subject of business for consideration at a meeting must do so by written notice timely received by our Secretary. With respect to proposals for the 2006 Annual Meeting, our Secretary must receive notice of such proposal no later than September 1, 2006.

                       TRANSACTION OF OTHER BUSINESS

At the date of this Proxy Statement, the only business which the Board of Directors intends to present or knows that others will present at the meeting is as set forth above. If any other matter or matters are properly brought before the meeting, or any adjournment or adjournments thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgement.

                           By Order of the Board of Directors

                           /s/  Adam Borak

                           Adam Borak
                           Secretary
October 28, 2005

                               FORM OF PROXY

                          EPOCH HOLDING CORPORATION

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                         OF EPOCH HOLDING CORPORATION

                MEETING OF STOCKHOLDERS:  November 15, 2005

The undersigned stockholder of Epoch Holding Corporation, a Delaware corporation (the "Company"), hereby appoints Allan R. Tessler and Adam Borak, or either of them, voting singly in the absence of the others, as his/her/its attorney(s) and proxy(ies), with full power of substitution and revocation, to vote, as designated on the reverse side, all of the shares of Common Stock that the undersigned is entitled to vote at the Meeting of Stockholders of the Company on November 15, 2005 or any adjournment or adjournments thereof, in accordance with the instructions provided herewith. Any and all proxies heretofore given are hereby revoked.

1.   ELECTION OF DIRECTORS.

     ___ FOR the nominees listed below (except as marked to the contrary below)

     __ WITHHOLD AUTHORITY to vote for all nominees listed below

Allan R. Tessler, Jeffrey L. Berenson, Peter A. Flaherty, Eugene M. Freedman, David R. Markin and William W. Priest

(INSTRUCTION: To withhold authority to vote for one or more than one individual nominee, write that nominee's name(s) in the space provided below.)

2. In their discretion upon such other matters as may properly come before the meeting.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted "FOR" each of the Proposals.

The proxies are authorized to vote as they may determine, in their discretion, upon such other business as may properly come before the Meeting.


Signature: _________________ Signature:_________________

Date: _______________

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please have partnership name signed by an authorized person.
THE ABOVE-SIGNED ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND THE PROXY STATEMENT FURNISHED THEREWITH. PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY IN THE ENVELOPE PROVIDED FOR THAT PURPOSE.